SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported)  August 8, 1996

                     BALCOR REALTY INVESTORS 85 - SERIES I
                       A REAL ESTATE LIMITED PARTNERSHIP
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-14353
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3244978
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Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
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Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
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a)  Boulder Springs Apartments

In 1984, the Partnership acquired the Boulder Springs Apartments, Chesterfield County, Virginia, utilizing approximately $4,943,220 in offering proceeds. The property was acquired subject to first mortgage financing of approximately $8,200,000. In 1995, the mortgage loan was refinanced with a new mortgage loan in the amount of $8,140,000.

On August 8, 1996, the Partnership contracted to sell the property for a sale price of $15,600,000 to an unaffiliated party, Avalon Properties, Inc., a Maryland corporation. The purchaser has deposited $250,000 into an escrow account as earnest money and will pay the remaining $15,350,000 in cash at closing, expected to be September 24, 1996. From the proceeds of the sale, the Partnership will repay the outstanding balance of the first mortgage loan, which is expected to be approximately $8,047,000 at closing, and $312,000 to a third party as a brokerage commission. The purchaser will pay all penalties associated with the prepayment of the loan. The Partnership will also pay a fee of $117,000 to an affiliate of the third party providing property management services for the property for services rendered in connection with the sale and will receive the remaining proceeds of approximately $7,124,000, less closing costs. Of the net sale proceeds, $500,000 will be retained by the Partnership and will not be available for use or distribution by the Partnership until 270 days after the closing. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.

b)  Timberlake Apartments, Phase I

In 1983, the Partnership acquired the Timberlake Apartments, Phase I, Altamonte Springs, Florida, utilizing approximately $7,372,085 in offering proceeds. The property was acquired subject to first mortgage financing of approximately $13,778,000. In 1987, the mortgage loan was refinanced with a new mortgage loan in the amount of approximately $12,700,000. In 1993, the mortgage loan was refinanced again with a new mortgage loan in the amount of $11,700,000. The Partnership contributed a total of approximately $1,591,000 from its funds towards the two refinancings.

On August 8, 1996 the Partnership contracted to sell the property for a sale price of $18,234,637 to an unaffiliated party, TGM Realty Corp. #5, a Delaware corporation. The purchaser has deposited $150,000 into an escrow account as earnest money and will pay the remaining $18,084,637 in cash at closing, which is scheduled for September 30, 1996. From the proceeds of the sale, the Partnership will repay the outstanding balance of the first mortgage loan, which is expected to be approximately $11,377,000 at closing, and $182,346 to
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a third party as a brokerage commission. An affiliate of the third party providing property management services for the property will receive a fee for services rendered in connection with the sale of the property of $136,760. The Partnership will receive the remaining proceeds of approximately $6,539,000, less closing costs. Of the net sale proceeds, $250,000 will be retained by the Partnership and will not be available for use or distribution by the Partnership until 90 days after the closing. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

An affiliate of the General Partner has simultaneously contracted to sell Phase II of Timberlake Apartments to the purchaser. In the event that the agreement of sale for either phase is terminated, the agreement of sale for the other phase will be deemed terminated. Affiliates of the General Partner have recently sold or contracted to sell 6 other properties to the purchaser.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.


ITEM 5.  OTHER EVENTS
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a)  Heather Ridge Apartments

In 1983, the Partnership acquired the Heather Ridge Apartments, Oklahoma City, Oklahoma, utilizing approximately $7,048,000 in offering proceeds. The property was acquired subject to first mortgage financing of approximately $9,803,000. In 1989, the mortgage loan was repaid from Partnership funds in the amount of $4,750,000, representing a discount of approximately $5,801,000, and subsequently, a new first mortgage loan was obtained in the amount of $3,822,000. In 1994, the mortgage loan was refinanced again with a new mortgage loan in the amount of $5,200,000. The Partnership received approximately $1,200,000 in excess refinancing proceeds.

On August 19, 1996 the Partnership contracted to sell the property for a sale price of $9,050,000 to an unaffiliated party, Fowlershore & Flanagan, a California general partnership. The purchaser has deposited $100,000 into an escrow account as earnest money and will pay the remaining $8,950,000 in cash at closing, scheduled for 15 days after the date the purchaser obtains a financing commitment, which the purchaser has until September 20, 1996 to obtain. From the proceeds of the sale, the Partnership will repay the outstanding balance of the first mortgage loan, which is expected to be approximately $5,118,000 at closing, and $203,625 to a third party as a brokerage commission. An affiliate of the third party providing property management services for the property will receive a fee for services rendered in connection with the sale of the property of $90,500. The Partnership will receive the remaining proceeds of approximately $3,638,000, less closing costs. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.
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An affiliate of the General Partner has simultaneously contracted to sell an adjacent property to the purchaser.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.

(b)  Forestwood Apartments

As previously reported, on June 28, 1996, the Partnership contracted to sell Forestwood Apartments, East Baton Rouge, Louisiana, to an unaffiliated party, BH TFL, Inc., for a sale price of $10,558,000. On August 16, 1996, the purchaser exercised its option to terminate the agreement of sale and a closing of the sale will not occur.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (a)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

             None

     (C)  EXHIBITS:

          (2)  (a)  (i)  Agreement of Sale and attachment thereto relating to the sale of Boulder Springs Apartments, Chesterfield County, Virginia.

                    (ii) Letter dated August 19, 1996 relating to the sale of
                         Boulder Springs Apartments, Chesterfield County, Virginia.

               (b) Agreement of Sale and attachment thereto relating to the sale of Timberlake Apartments, Phase I, Altamonte Springs, Florida.

          (99) (a) Agreement of Sale and attachment thereto relating to the sale of Heather Ridge Apartments, Oklahoma City, Oklahoma.

               (b) Letter of Termination relating to the sale of Forestwood Apartments, East Baton Rouge Parish, Louisiana.

     No information is required under Items 1, 3, 4, 6 and 8 and these items have, therefore, been omitted.
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Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                    BALCOR REALTY INVESTORS 85 - SERIES I
                    A REAL ESTATE LIMITED PARTNERSHIP

                         By:  Balcor Partners-XVI, an Illinois
                              general partnership, its general partner

                         By:  RGF-Balcor Associates-II, an Illinois
                              general partnership, a partner

                         By:  The Balcor Company,
                              a Delaware corporation, a partner

                         By:  /s/ Jerry M. Ogle
                              ------------------------------------
                                  Jerry M. Ogle, Vice President
                                  and Secretary

Dated:  August 23, 1996
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